Exhibit T3H

CORPORATE STRUCTURE
The following chart shows Group’s corporate structure as of the latest practicable date. Cayman Islands BVI 100% 100% Kaisa Ventures Limited Jie Feng Investment Company Limited * Action Enrich Limited 100% 100% 100% 100% 100% 100% 100% 100% Tai Chong Fa Investment Company Limited Tai Chong Li Investment Company Limited * Chang Ye Investment Company Limited * Tai He Sheng Investment Company Limited * 100% Yifa Trading Limited * Advance Guard Investments Limited Tai An DaInvestment Company Limited * Hong Kong 100% 100% Kaisa Ventures (Hong Kong) Limited 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% Wan Tai Chang Investment Company Limited Kaisa Investment Consulting Limited Jet Smart Global Development Limited * Super Winful Limited Brave Sign Limited Portwood Global Limited Splendid Maple Limited Hao Xi Holdings Limited Crest Sum Limited Glorious Model Limited Greater Sail Limited Heroic Lead Limited Bakai Investments Limited * Kaisa Investment (China) Limited Huang Da Limited Richedge Limited Tong Sheng Investments Limited Wan Rui Fa Investment Company Limited Central Sino Investments Limited Right Year Development Limited
100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% Action Enrich (Hong Kong) Investment Limited Wan Jin Chang Investment Company Limited Rich Tech Hong Kong Investment Limited Superb Mega Limited Hong Kong Kaisa Industry Co., Limited Brave Sign (Hong Kong) Limited Portwood Global (Hong Kong) Limited Splendid Maple (Hong Kong) Limited Hao Xi Holdings (Hong Kong) Limited Crest Sum (Hong Kong) Limited Glorious Model (Hong Kong) Limited Greater Sail (Hong Kong) Limited Heroic Lead (Hong Kong) Limited Kaisa Holdings Limited * Kaisa Finance Holdings Limited Hong Kong Kaisa Trading Limited Bakai Investments (Hong Kong) Limited Topway Asia Group Limited Hong Kong Jililong Industry Co., Limited Huang Da (Hong Kong) Limited Richedge (Hong Kong) Limited Tong Sheng Investments (Hong Kong) Limited Central Sino Investments (Hong Kong) Limited Right Year Development (Hong Kong) Limited PRC 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 49% 51% 100% 100% 100% 100% 100% 100% 100% 100% Action Enrich Management Consulting (Shenzhen) Co., Ltd Wanyuhua Investment Consulting (Shenzhen) Co., Ltd. Tongdashun Investment Consulting (Shenzhen) Co. Ltd. Chaoxu Management Consulting (Shenzhen) Co., Ltd. Shenzhen Zhiyong Investment Consulting Co., Ltd. Kaisa Real Estate (Benxi) Co., Ltd. Shenzhen Portwood Investment Development Co., Ltd. Shenzhen Yeli Investment Consulting Co., Ltd. Shenzhen Haoxi Investment Co., Ltd. Shenzhen Crest Sum Information Consulting Co., Ltd. Shenzhen Chuyu Information Consulting Co., Ltd. Shenzhen Lifan Information Consulting Co., Ltd. Shenzhen Heroic Lead Information Consulting Co., Ltd. Kaisa Group (Shenzhen) Co., Ltd. Jinsheng Engineering Management Consulting (Shenzhen) Co., Ltd. Hunan Kaisa Zhiye Co., Ltd. Kaisa Investment Management (Shanghai) Co., Ltd. Bakai Property Development (Weifang) Co., Ltd. Kaisa Real Estate (Liaoning) Co., Ltd. Shenzhen Nan’Ao Kaisa Property Development Co., Ltd Foshan Shunde Qiuyue Enterprises Business Consulting Co., Ltd. 100% Foshan Shunde Jingbo Enterprises Business Consulting Co., Ltd. Zhuhai Kaisa Property Development Co., Ltd. Wan Rui Fa Property (Anshan) Co., Ltd. Anshan Junhuishangpin Property Development Co., Ltd. Jiangyin Xiangrui Property Development Co., Ltd. Kaisa Central Sino Zhiye (Shenzhen) Co., Ltd. Beijing Jinmao Caixun Xinci Co., Ltd Kaisa Property (Yingkou) Co., Ltd. Woodland Height Property (Yingkou) Co., Ltd Crest Sum Zhiye Co. Ltd. Crest Sum Investment Co., Ltd. Heroic Lead Zhiye Co., Ltd. Heroic Lead Investment Co., Ltd. 100% Shenyang Kaisa Logistics Co., Ltd. 51% Hunan Daye Property Development Co., Ltd. Kaisa Xindu Zhiye (Qingdao) Co., Ltd. 100% 100% 100% 100% 100% 100% 100% 90% 10% 50% 50% 100% 100% 75% 90% 100% 100% 100% Shenzhen Taijian Construction & Engineering Co., Ltd. Shenzhen Liyu Architectural Design Ltd. Shenzhen Longgang Kaisa Property Development Co., Ltd. Hunan Kaisa Property Development Co., Ltd. Shenzhen Kaisa Lixin Investment Development Co., Ltd. Kaisa Jiexin Logistics (Shenzhen) Co., Ltd. Shenzhen Nanling Mingguang Co. Ltd. Huizhou Kaisa Property Development Co., Ltd. Boluo Kaisa Property Development Co., Ltd. Haikou Kaisa Property Development Co., Ltd. Jiangsu Kaisa Investment Co., Ltd. Kaisa Medicine (Shenzhen) Co., Ltd. Kaisa Jiecheng Warehousing Equipment (Shenzhen) Co., Ltd. Shenzhen Yantian Kaisa Property Development Co., Ltd. Nanjing Aoxin Property Development Co. Ltd. Kaisa Culture and Sports (Shenzhen) Co., Ltd. Shenzhen Jililong Shiye Co., Ltd. Huang Da Xinci Consulting (Shenzhen) Co., Ltd. 100% Shenzhen Tianli’an Industry Development Co., Ltd. Richedge Enterprise Management Consulting (Shenzhen) Co., Ltd. Tong Sheng Xinci Consulting (Shenzhen) Co., Ltd. 100% Beijing Kaisa Investment Consulting Co., Ltd. 100% 100% 100% 51% 100% 100% 51% Shenzhen Kaisa Pinghu Property Development Co., Ltd. Shenzhen Kaisa Zhiye Co., Ltd. Shenzhen Yuefeng Investment Co., Ltd. Foshan Culture and Sports Co., Ltd. Jiangyin Washington Waterfront Property Development Co., Ltd. Huizhou Canrong Property Ltd. Beijing Kaisa Chuangzhan Property Co., Ltd. 100% 100% 100% 100% 100% 80% 100% 100% 65% 35% 100% 100% 51% 56% 51% Zhaoruijing Property (Yingkou) Co., Ltd. Kaisa Property (Anshan) Co., Ltd. Wan Tai Chang Property Development (Suizhong) Co., Ltd. Wan Tai Chang Property (Anshan) Co., Limited Hunan Mingtai Zhiye Development Co., Ltd. Changsha Kaisa Logistics Co., Ltd. Huizhou Kaisa Tangquan Forest Tourism Development Co., Ltd. Huidong Kaisa Property Development Co., Ltd. Huizhou Jinhu Property Development Co., Ltd. Boluo Kaisa Zhiye Co., Ltd. Huizhou Huasheng Investment Co., Ltd. Taizhou Kaisa Jiangshan Property Development Co., Ltd. Kaisa Property Nanjing Co., Ltd. Changzhou Kaisa Property Development Co., Ltd. 100% Huizhou Cuifang Garden Project Co., Ltd. Jiangyin Binjiangyayuan Property Development Co., Ltd. Nanjing Kaisa Logistics Co., Ltd. Chongqing Shenlian Investment Co., Ltd. Fenglong Group Co., Ltd. 44% Zhan Zheng Consulting Company Limited Kaisa Property (Hangzhou) Co., Ltd. Subsidiary Guarantor * Subsidiary Guarantor Pledgor Investors 20.81% Da Chang Investment Company Limited 16.42% Da Feng Investment Company Limited 16.42% Da Zheng Investment Company Limited 16.41% Funde Sino Life Insurance Company Limited 12.65% Kaisa Group Holdings Ltd. (listed company) 100% Rui Jing Investment Company Limited * 100% 100% Peiyu Limited Heng Chang Investment Company Limited * Guang Feng Investment Company Limited * 100% 51% 100% 100% 100% 100% 100% 100% 100% 100% 100% Dong Chang Investment Company Limited * Fulbright Financial Group (Enterprise) Limited * Tai Chang Jian Investment Company Limited * Ace Start Enterprises Limited Yuan Yuan Investment Company Limited Jin Chang Investment Company Limited * Zheng Zhong Tian Investment Company Limited * Da Hua Investment Company Limited * Tai He Xiang Investment Company Limited * Rong Hui Investment Company Limited * 100% 100% 100% 100% Fulbright Financial Group (Development) Limited * 100% 100% 100% 100% 70% 100% 100% 100% 100% 100% 100% 100% Victor Select Limited Goldenform Company Limited Zhan Zheng Consulting Company Limited Xian Zhang Limited * Vast Wave Limited * Apex Walk Limited * 100% 100% 100% Soarhigh Developments Limited Fulbright Financial Group (Hong Kong) Limited Wan Rui Chang Investment Company Limited Multi-Shiner Limited Onfair Asia Pacific Limited Kaisa Technology Limited Yi Qing Investment Company Limited Success Take International Limited Peiyu (Hong Kong) Investments Limited Cornwell Holdings (Hong Kong) Limited Woodland Height Holdings Limited Regal Silver Manufacturing Limited Goldenform Investments Limited Xian Zhang (Hong Kong) Limited Vast Wave (Hong Kong) Limited Apex Walk (Hong Kong) Limited Hong Kong Wanyuchang Trading Limited 100% Soarhigh Developments (Hong Kong) Limited Kaisa Right Year Zhiye (Shenzhen) Co., Ltd. 100% Leisure Land Hotel Zhiye Management (Suizhong) Co., Ltd. 100% 100% 100% 100% 71.4 57% 100% 100% 100% 80% 100% 70% 42.65% 100% 55% 55% 100% 45% 100% 39.2% 100% 100% 100% 100% 51% 100% 100% 100% Shenzhen Soarhigh Investment Co., Ltd Kaisa Property (Liaoyang) Co. Ltd. Kaisa Property (Suizhong) Co., Ltd. Zhao Rui Jing Hotel Zhiye Management (Suizhong) Co., Ltd. Kaisa Commerce Property Management (Panjin) Co., Ltd. Kaisa Tourism Development Co., Ltd. Zhuzhou Kaisa Zhiye Co., Ltd. Kaisa Zhiye (Nanchong) Co., Ltd. Kaisa Property (Wuhan) Co., Ltd. Kaisa (Huizhou) Infrastructure Development Co., Ltd. Kaisa (Huizhou) Road Construction Development Co., Ltd. Qianhai Fulbright Financial Service (Shenzhen) Co., Ltd. Kaisa Technology (Huizhou) Co., Ltd. Huizhou Weitong Property Co., Ltd. Peiyu Shiye Investment Consulting (Shenzhen) Co., Ltd. Guangzhou Kaisa Investment Consulting Co., Ltd. Dongguan Cuifang Garden Project Co., Ltd. Cornwell Holdings (Shenzhen) Co., Ltd. Baoji Crafts (Shenzhen) Co., Ltd. Kaisa Zhiye Development(Shenzhen) Co., Ltd. Shenzhen Guangming Kaisa Zhiye Development Co., Ltd. Shenzhen Nanshan Kaisa Zhiye Development Co., Ltd. Shenzhen Baoán Kaisa Zhiye Development Co., Ltd. Zhuhai Zhanda Property Development Co., Ltd. Shenzhen Kaisa Chengjian Investment Consulting Co., Ltd. Shenzhen Gongming Kasia Zhiye Development Co., Ltd. Shenzhen Chongshuyuan Zhiye Development Co., Ltd. Shenzhen Longhua Kaisa Zhiye Development Co., Ltd Goldenform Finance Lease (Shenzhen) Co., Ltd 100% Anshan Kaisa Commerce Operation Management Co., Ltd. 100% Wan Rui Chang Property Development (Suizhong) Co., Ltd. Kaisa Property (Dandong) Co., Ltd. 20% 30% 57.35% 100% Guangzhou Zhaofeng Zhiye Development Co., Ltd 40.8% 100% Kaisa Xian Zhang Zhiye (Shenzhen) Co., Ltd. 100% Kaisa Vast Wave Zhiye (Shenzhen) Co., Ltd. Kaisa Apex Walk Zhiye (Shenzhen) Co., Ltd. 100% Shenzhen Xianzhang Investment Co., Ltd. Shenzhen Futian Kaisa Investment Consulting Co., Ltd. 100% Shenzhen Daye Property Development Co., Ltd. 100% 100% 100% 100% 100% 100% 100% 68.31% 70% 51% 30% 51% 51% 45% 55% 100% 70% 20% 80% 100% 90% 90% 90% Beijing Kaisa Investment Consulting Co., Ltd. Zhejiang Wufeng Zhiye Co., Ltd. Kaisa Property (Qingdao) Co., Ltd Sichuan Kaisa Zhiye Co., Ltd. Jiangyin Juicui Garden Property Development Co., Ltd. Shenzhen Dapeng Kaisa Property Development Co., Ltd. Chengdu Kaisa Property Development Co., Ltd. Chongqing Kasia Property Development Co., Ltd. Jiangyin Woodland Height Property Co., Ltd. Shenzhen Jiademeihuan Tourism Development Co., Ltd. Shenzhen Jiafudongbu Tourism Development Co., Ltd. Shenzhen Zhaofude Tourism Development Co., Ltd. Guangdong Kaisa Property Development Co., Ltd. Kaisa Real Estate Jiangyin Co., Ltd. Shenzhen Xingwoer Property Development Co., Ltd. Taoyuan Construction (Shenzhen) Co., Ltd. Shenzhen Jiawangji Property Development Co., Ltd. Shenzhen Zhengshunjing Investment Consulting Co., Ltd. Kaisa Dai River East Property Development Co., Ltd. Shenzhen Dapeng Kaisa Investment Consulting Co., Ltd. Shenzhen Henggang Kaisa Investment Consulting Co., Ltd. Shenzhen Buji Kaisa Investment Consulting Co., Ltd. Anshan Kaishi Cinema Management Co., Ltd. Huizhou Kaishi Cinema Management Service Co., Ltd. 100% 100% 100% Beijing Kaisa Logistics Co., Ltd. Taoyuan Investment (Beijing) Co., Ltd. 10% 10% 10% Shenzhen Kaisa Cinema Investment Management Co., Ltd. Shenzhen Kaisa Commerce Operation Management Co., Ltd 51% 70% 30% 100% 100% 80% 100% 80% 100% 51% 100% 100% 8 0% 100% 100% 100% 51% 100% 100% 100% 62% 100% 51% 100% 100% 100% Hangxilongye Property (Hangzhou) Co., Ltd. Sichuan Tianzi Zhiye Co., Ltd. Chengdu Kaisa Jieda Huoyundaili Co., Ltd. Chengdu Jincheng Jiaye Property Development Co., Ltd. Chengdu Jinxinrui Property Development Co., Ltd. Chengdu Kaisa Investment Co., Ltd. Chengdu Dingchengda Property Development Co., Ltd. Chengdu Nanxing Yinji Property Development Co., Ltd. Guangzhou Zhaosheng Property Development Co., Ltd Guangzhou Yuxiang Property Development Co., Ltd. Guangzhou Jiarui Property Development Co., Ltd. Foshan Shunde Ideal City Real Estate Investment Co., Ltd. Guangzhou Jiayu Property Development Co., Ltd. Guangzhou Yurui Property Development Co., Ltd Jiangyin Taichang Property Development Co., Ltd. Guangzhou Yaxiang Property Development Co., Ltd. Guangzhou Taoyuanhong Property Development Co. Ltd. Guangdong Sujia Logistics Co., Ltd. Shenzhen Zhengchangtai Investment Consulting Co., Ltd. Shenzhen Woodland Height Shiye Co., Ltd. Dalian Huapu Zhiye Co., Ltd. Kaisa Property (Dalian) Co., Ltd. Shenzhen Chuangzhan Hotel Development Co., Ltd. Shenzhen Guanyang Property Development Co., Ltd. Huizhou Kaisa Commerce Operation Management Co., Ltd. Chengdu Kaisa Commerce Operation Management Co., Ltd. 100% Nanchong Kaisa Property Co., Ltd. 70% Chengdu Tianjia Zhiye Co., Ltd. 100% Taoyuan Construction (Shanghai) Co., Ltd. 51% Guangzhou Zhaochang Property Development Co., Ltd. 51% 51% 100% 51% 100% 100% 100% 100% 51% Suzhou Kaisa Shangpin Property Development Co., Ltd. Suzhou Kaisa Property Development Co., Ltd. Kaisa Property (Shanghai) Co., Ltd. Shanghai Jiawan Zhaoye Property Co., Ltd. Shanghai Yingwan Zhaoye Property Co., Ltd Shanghai Rongwan Zhaoye Property Development Co., Ltd Shanghai Jinwan Zhaoye Development Co., Ltd Shanghai Qingwan Zhaoye Property Development Co., Ltd. Shanghai Jiawan Logistics Co., Ltd. Shanghai Chengwan Zhaoye Property Co., Ltd. 100% 100% Shenzhen Xin’an Kaisa Property Development Co., Ltd. Shenzhen Xixiang Kaisa Property Development Co., Ltd. Shenzhen Bao’an Kaisa Property Development Co., Ltd. Shenzhen Taixi Zhiye Development Co., Ltd. Shanghai Xinwan Investment Development Co., Ltd. 100% 100% 100% Shenzhen Chengying Property Management Co., Ltd. Shenzhen Guanlan Kaisa Zhiye Development Co., Ltd. Shenzhen Longgang Kaisa Zhiye Development Co., Ltd. Shenzhen Dapeng Kaisa Zhiye Development Co., Ltd. Zhuhau Kasia Investment Consulting Co., Ltd. Fund Resources Investment Holding Group Company Limited 17.29% Bowen Asset Management (Cayman) Limited 100% 100% 100% Pointer Star Limited Ye Chang Investment Company Limited * Kaisa Logistic Group Limited 100% 100% 100% Dong Sheng Investment Company Limited * Luxuriant Year Limited Xie Mao Investment Company Limited * Yong Rui Xiang Investment Company Limited Central Broad Limited * Guo Cheng Investments Limited * Ri Xiang Investments Limited * Yin Jia Investments Limited * Sunny Sino Investments Limited Sunny Harvest Investments Limited Central Broad (Hong Kong) Investment Limited Guo Cheng (Hong Kong) Investment Limited Ri Xiang (Hong Kong) Investment Limited Yin Jia (Hong Kong) Investment Limited Hong Kong Zhaoruijing Trading Limited Sunny Sino Investments (Hong Kong) Limited Sunny Harvest Investments (Hong Kong) Limited Profit Victor Investments (Hong Kong) Limited Leisure Land Hotel Management (China) Limited Bowen Asset Management Limited Luxuriant Year (Hong Kong) Limited Wanyuchang Computer Technology Development (Shenzhen) Co., Ltd. 100% 100% Kaisa Zuobo Zhiye (Shenzhen) Co., Ltd. Kaisa Guo Cheng Zhiye (Shenzhen) Co., Ltd. Kaisa Ri Xiang Zhiye (Shenzhen) Co., Ltd. Kaisa Ren Jia Zhiye (Shenzhen) Co., Ltd. Xihuang Management Consulting (Shenzhen) Co., Ltd Xifeng Management Consulting (Shenzhen) Co., Ltd 100% 100% Kaisa Property Management Co., Ltd. Leisure Land Hotel Management (Shenzhen) Co., Ltd. Kaisa Lexiang Business Services Co., Ltd. Kaisa Tourism Development (Shenzhen) Co., Ltd. 100% 100% Shanghai Xiangyi Management Consulting Co., Ltd Jiangyin Jinghai Management Consulting Co., Ltd Shenzhen Denghong Management Consulting Co., Ltd Weifang Kaisa Sports Project Management Co., Ltd. Shenzhen Zhaoruijing Kaisa Commerce Group Co., Ltd. Shenzhen Bantian Kaisa Investment Consulting Co., Ltd. 100 100% 100% 45% Yinbaobao E-Commerce Co. Ltd. Shenzhen Jiake Intelligence Engineering Co., Ltd. Kaisa Property Management (Shenzhen) Co., Ltd. Kaisa (Suizhong) Hotel Service & Management Co. Ltd Kaisa Leju Property Development Co., Ltd. Shenzhen Caravan Engineering Maintenance Services Co., Ltd. Shenzhen Kaisa Commercial Property Management Co. Ltd. Leisure Land Hotel Property Management Jiangyin Co., Ltd. 55% Kaisa E-Commerce (Shenzhen) Co., Ltd. Kaisa Culture and Sports Development Co.,Ltd. Shenzhen [Jiameilun] Catering Co., Ltd. Dongguan Fenglong Decoration Engineering Co., Ltd. Huizhou Kaisa Property Management Co., Ltd. Chongqing Kaisa PropertyManagement Co., Ltd. Chengdu Kaisa Property Management Co., Ltd. Dongguan Kaisa Property Management Co., Ltd. Shenzhen Kaisa Hotel Management Co., Ltd. 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% Dalian Kaisa Commerce Operation Management Co., Ltd. Guangzhou Kaisa Commerce Operation Management Co., Ltd. Shenzhen Kaisa Baihuo Co., Ltd Shenzhen Kaisa International Trade City Co., Ltd. Shenzhen Afanti E-Commerce Co., Ltd. Shenzhen Yuegang E-Commerce Co., Ltd. Wuhan Kaisa Investment Co., Ltd. Kaisa Financial Investment (Shenzhen) Co., Ltd. Shenzhen Golden Bay Hotel Co., Ltd. 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% Guangzhou Jinmao Property Development Co., Ltd Anshan Kaisa Baihuo Co., Ltd. Chongqing Tanxun Wulianwang Technology Co., Ltd Shenzhen No.1 Warehouse Mall Co., Ltd. Shenzhen No.1 Warehouse Logistics Co., Ltd Shenzhen No.1 Warehouse Kechuang Technology Co., Ltd. Shenzhen No.1 Jiasu Internet Co., Ltd. Wuhan Kaisa Logistics Co., Ltd. Wuhan Junhui Property Development Co., Ltd. Chengdu Zhaoruijing Equity Investment Fund Management Co., Ltd. Shenzhen Shuncai Wangluo Finance Technology Service Co., Ltd. Shenzhen Aoqing Zhiye Development Co., Ltd. Shenzhen Yingsheng Zhiye Development Co., Ltd. Shenzhen Fuhai Zhiye Development Co., Ltd. Shenzhen Jirui Zhiye Development Co., Ltd. Shenzhen Yaoyeyuan Zhiye Development Co., Ltd.